Business combination	12 Months Ended
Dec. 31, 2011
Notes to Financial Statements [Abstract]
Business combination

Note 4 – Business combination

On April 30, 2010, the Corporation's banking subsidiary, BPPR, acquired certain assets and assumed certain deposits and liabilities of Westernbank Puerto Rico from the FDIC, as receiver for Westernbank. Also, BPPR entered into loss sharing agreements with the FDIC with respect to a majority of the acquired loans and other real estate (the “covered assets”). Pursuant to the terms of the loss sharing agreements, the FDIC's obligation to reimburse BPPR for losses with respect to covered assets begins with the first dollar of loss incurred. The FDIC will reimburse BPPR for 80% of losses with respect to covered assets, and BPPR will reimburse the FDIC for 80% of recoveries with respect to losses for which the FDIC paid BPPR 80% reimbursement under the loss sharing agreements. The loss sharing agreement applicable to single-family residential mortgage loans provides for FDIC loss and recoveries sharing for ten years. The loss sharing agreement applicable to commercial and consumer loans provides for FDIC loss sharing for five years and BPPR reimbursement to the FDIC for eight years, in each case, on the same terms and conditions as described above.

In addition, BPPR agreed to make a true-up payment obligation (the “true-up payment”) to the FDIC on the date that is 45 days following the last day (the “true-up measurement date”) of the final shared loss month, or upon the final disposition of all covered assets under the loss sharing agreements in the event losses on the loss sharing agreements fail to reach expected levels. The estimated fair value of such true-up payment obligation is recorded as contingent consideration, which is included in the caption of other liabilities in the consolidated statements of financial condition. Under the loss sharing agreements, BPPR will pay to the FDIC 50% of the excess, if any, of: (i) 20% of the intrinsic loss estimate of $4.6 billion (or $925 million)(as determined by the FDIC) less (ii) the sum of: (A) 25% of the asset discount (per bid) (or ($1.1 billion)); plus (B) 25% of the cumulative shared-loss payments (defined as the aggregate of all of the payments made or payable to BPPR minus the aggregate of all of the payments made or payable to the FDIC); plus (C) the sum of the period servicing amounts for every consecutive twelve-month period prior to and ending on the true-up measurement date in respect of each of the loss sharing agreements during which the loss sharing provisions of the applicable loss sharing agreement is in effect (defined as the product of the simple average of the principal amount of shared loss loans and shared loss assets at the beginning and end of such period times 1%).

The following table presents the fair values of major classes of identifiable assets acquired and liabilities assumed by the Corporation as of the April 30, 2010 acquisition date.

	Book value prior to			As recorded by
	purchase accounting	Fair value	Additional	Popular, Inc. on
(In thousands)	adjustments	adjustments	consideration	April 30, 2010
Assets:
Cash and money market investments	$358,132	$-	$-	$358,132
Investment in Federal Home Loan Bank stock	58,610	-	-	58,610
Loans	8,554,744	(3,354,287)	-	5,200,457
FDIC loss share indemnification asset	-	2,425,929	-	2,425,929
Other real estate	125,947	(73,867)	-	52,080
Core deposit intangible	-	24,415	-	24,415
Receivable from FDIC (associated to the note
issued to the FDIC)	-	-	111,101	111,101
Other assets	44,926	-	-	44,926
Goodwill	-	86,841	-	86,841
Total assets	$9,142,359	$(890,969)	$111,101	$8,362,491

Liabilities:
Deposits	$2,380,170	$11,465	$-	$2,391,635
Note issued to the FDIC (including a premium
of $12,411 resulting from the fair value adjustment)	-	-	5,770,495	5,770,495
Equity appreciation instrument	-	-	52,500	52,500
True-up payment obligation	-	88,181	-	88,181
Contingent liability on unfunded loan commitments	-	45,755	-	45,755
Accrued expenses and other liabilities	13,925	-	-	13,925
Total liabilities	$2,394,095	$145,401	$5,822,995	$8,362,491

As part of the transaction, BPPR issued a five-year note to the FDIC, which was secured by a substantial amount of the assets, including loans and foreclosed other real estate properties, acquired in the FDIC-assisted transaction. In addition, as part of the consideration for the transaction, the FDIC received a cash-settled equity appreciation instrument, which is described in detail below.

The following is a description of the methods used to determine the fair values of significant assets acquired and liabilities assumed on the Westernbank FDIC-assisted transaction:

Loans

Fair values for loans were based on a discounted cash flow methodology. Certain loans were valued individually, while other loans were valued as pools. Aggregation into pools considered characteristics such as loan type, payment term, rate type and accruing status. Principal and interest projections considered prepayment rates and credit loss expectations. The discount rates were developed based on the relative risk of the cash flows, taking into account principally the loan type, market rates as of the valuation date, liquidity expectations, and the expected life of the loans.

FDIC loss share indemnification asset and true-up payment obligation

Fair value of the FDIC loss share indemnification asset and true-up payment obligation was estimated using projected cash flows related to the loss sharing agreements based on the expected reimbursements for losses and taking into account the applicable loss sharing percentages. The expected reimbursements did not include reimbursable amounts related to future covered expenditures. The estimates of expected losses used in valuation of the loss share asset and true-up payment obligation were consistent with the loss estimates used in the valuation of the covered assets. The cash flows were discounted to reflect the estimated timing of the receipt of the loss share reimbursement from the FDIC and the true-up payment due to the FDIC at the end of the loss sharing agreements, to the extent applicable. The discount rate used in the calculations was determined using a yield of an A-rated corporate security with a term based on the weighted average life of the recovery of cash flows plus a risk premium reflecting the uncertainty related to the timing of cash flows and the potential rejection of claims by the FDIC. Due to the increased uncertainty of the true-up payment, an additional risk premium was added to the discount rate.

Receivable from the FDIC

The note issued to the FDIC as of the April 30, 2010 transaction date was determined based on a pro-forma statement of assets acquired and liabilities assumed as of February 24, 2010, the bid transaction date. The receivable from the FDIC represents an adjustment to reconcile the consideration paid based on the assets acquired and liabilities assumed as of April 30, 2010 compared with the pro-forma statement as of February 24, 2010. The carrying amount of this receivable was a reasonable estimate of fair value based on its short-term nature. The receivable from the FDIC was collected by BPPR in June 2010 and is reflected as a cash inflow from financing activities in the consolidated statement of cash flows for the year ended December 31, 2010. The proceeds were remitted to the FDIC in July 2010 as a payment on the note.

Other real estate covered under loss sharing agreements with the FDIC (“OREO”)

OREO includes real estate acquired in settlement of loans. OREO properties were recorded at estimated fair values less costs to sell based on management's assessments of existing appraisals or broker price opinions. The estimated costs to sell were based on past experience with similar property types and terms customary for real estate transactions.

Goodwill

The amount of goodwill is the residual difference in the fair value of liabilities assumed and net consideration paid to the FDIC over the fair value of the assets acquired. The goodwill is deductible for income tax purposes. The goodwill from the Westernbank FDIC-assisted transaction was assigned to the BPPR reportable segment.

Core deposit intangible

This intangible asset represents the value of the relationships that Westernbank had with its deposit customers. The fair value of this intangible asset was estimated based on a discounted cash flow methodology that gave appropriate consideration to expected customer attrition rates, cost of the core deposit base, interest costs, and the net maintenance cost attributable to customer deposits, and the cost of alternative funds.

Deposits

The fair values used for the demand and savings deposits that comprise the transaction accounts acquired, by definition equal the amount payable on demand at the reporting date. The fair values for time deposits were estimated using a discounted cash flow calculation that applies interest rates currently offered to comparable time deposits with similar maturities.

Contingent liability on unfunded loan commitments

Unfunded loan commitments are contractual obligations to provide future funding. The fair value of the liability associated to unfunded loan commitments was principally based on the expected utilization rate or likelihood that the commitment would be exercised. The estimated value of the unfunded commitments was equal to the expected loss associated with the balance expected to be funded. The expected loss was comprised of both credit and non-credit components; therefore, the discounts derived from the loan valuation were applied to the expected balance to be funded to derive the fair value. The unfunded loan commitments outstanding as of the April 30, 2010 transaction date related principally to commercial and construction loans and commercial revolving lines of credit. Losses incurred on loan disbursements made under these unfunded loan commitments are covered by the FDIC loss sharing agreements provided that the Corporation complies with specific requirements under such agreements. The contingent liability on unfunded loan commitments is included as part of “other liabilities” in the consolidated statement of financial condition.

Deferred taxes

Deferred taxes relate to a difference between the financial statement and tax basis of the assets acquired and liabilities assumed in the transaction. Deferred taxes were reported based upon the principles in ASC Topic 740 “Income Taxes”, and were measured using the enacted statutory income tax rate to be in effect for BPPR at the time the deferred tax is expected to reverse.

For income tax purposes, the Westernbank FDIC-assisted transaction was accounted for as an asset purchase and the tax bases of assets acquired were allocated based on fair values using a modified residual method. Under this method, the purchase price was allocated among the assets in order of liquidity (the most liquid first) up to its fair market value.

Note issued to the FDIC

The fair value of the note issued to the FDIC was determined using discounted cash flows based on market rates available for debt with similar terms, including consideration that the debt was collateralized by the assets covered under the loss sharing agreements.

Equity appreciation instrument

BPPR issued an equity appreciation instrument to the FDIC. Under the terms of the equity appreciation instrument, the FDIC had the opportunity to obtain a cash payment with a value equal to the product of (a) 50 million units and (b) the difference between (i) Popular, Inc.'s “average volume weighted price” over the two NASDAQ trading days immediately prior to the exercise date and (ii) the exercise price of $3.43. The equity appreciation instrument was exercisable by the holder thereof, in whole or in part, up to May 7, 2011. The fair value of the equity appreciation instrument was estimated by determining a call option value using the Black-Scholes Option Pricing Model. The equity appreciation instrument was recorded as a liability and any subsequent changes in its estimated fair value were recognized in earnings. The changes in the fair value of the equity appreciation instrument are separately disclosed in the consolidated statements of operations within the non-interest income category.